Right-of-use assets and liability related to right-of-use of assets, Lease Debt (Details) $ in Thousands, $ in Millions	Dec. 31, 2024 MXN ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)	Dec. 31, 2021 MXN ($)
Lease debt [Abstract]
Short term	$ 35,436,851	$ 1,748	$ 24,375,010
Long term	177,666,377	$ 8,766	100,794,146
Total	$ 213,103,228		$ 125,169,156	$ 134,148,811	$ 98,654,225